SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 6, 2004
(Date of earliest event reported)

PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-2396 (Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (d) The Board of Directors of Paychex, Inc. appointed Jonathan J. Judge, age 50, to serve on the Board and the Executive Committee of the Board effective October 6, 2004. Mr. Judge was appointed President and Chief Executive Officer of the Registrant on October 1, 2004.

ITEM 7.01.    REGULATION FD DISCLOSURE.

     The Company issued a press release on October 8, 2004, announcing: (1) the appointment of Jonathan J. Judge, President and Chief Executive Officer of the Registrant, to the Board of Directors; and (2) the grant to Mr. Judge of certain stock options. The press release is furnished (not filed) as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

          The following exhibit is furnished (not filed) with this Form 8-K.

Exhibit 99.1:	Press Release of Paychex, Inc. Dated October 8, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: October 8, 2004	/s/ John M. Morphy

John M. Morphy
Senior Vice President, Chief
Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit 99.1:     Press Release of Paychex, Inc. Dated October 8, 2004.